UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

JoEllen L. Legg, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Robert Robertson, Esq.

Dechert LLP

2010 Main Street, Suite 500

Irvine, CA 92614-7296

Date of fiscal year end:     September 30

Date of reporting period: April 1, 2014 - June 30, 2014

Item 1. Schedule of Investments.

COGNIOS MARKET NEUTRAL LARGE CAP FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (120.58%)
Basic Materials (3.78%)
CF Industries Holdings, Inc.(a)	1,965	$472,641

Total Basic Materials		472,641

Communications (15.60%)
Cablevision Systems Corp. - Class A(a)	41,893	739,411
DIRECTV(a)(b)	5,768	490,338
VeriSign, Inc.(a)(b)	9,634	470,236
Verizon Communications, Inc.(a)	5,141	251,549

Total Communications		1,951,534

Consumer Cyclical (13.24%)
Bed Bath & Beyond, Inc.(a)(b)	7,916	454,220
Coach, Inc.(a)	11,833	404,571
GameStop Corp. - Class A(a)	19,728	798,392

Total Consumer Cyclical		1,657,183

Consumer Non-cyclical (18.13%)
ADT Corp.(a)	22,990	803,271
CR Bard, Inc.(a)	3,235	462,637
DaVita HealthCare Partners, Inc.(a)(b)	6,760	488,883
Western Union Co.(a)	29,668	514,443

Total Consumer Non-cyclical		2,269,234

Energy (18.37%)
Apache Corp.(a)	2,791	280,830
Chesapeake Energy Corp.(a)	3,499	108,749
Denbury Resources, Inc.(a)	15,445	285,115
Ensco PLC - Class A(a)	4,940	274,516
Murphy Oil Corp.(a)	4,149	275,825
Newfield Exploration Co.(a)(b)	7,075	312,715
Noble Corp. PLC(a)	8,232	276,266
Southwestern Energy Co.(a)(b)	10,647	484,332

Total Energy		2,298,348

Industrials (8.31%)
Caterpillar, Inc.(a)	2,515	273,305
Jabil Circuit, Inc.(a)	13,692	286,163
L-3 Communications Holdings, Inc.(a)	3,979	480,464

Total Industrials		1,039,932

Technology (32.24%)
Apple, Inc.(a)	5,377	499,685
Broadcom Corp. - Class A(a)	13,802	512,330
Dun & Bradstreet Corp.(a)	4,640	511,328
EMC Corp.(a)	18,040	475,174
Hewlett-Packard Co.(a)	7,781	262,064
Intel Corp.(a)	17,524	541,492
Seagate Technology PLC(a)	8,954	508,766
Teradata Corp.(a)(b)	11,433	459,607

			Value
		Shares	(Note 2)
Technology (continued)
Xerox Corp.(a)		21,242	$264,250

Total Technology			4,034,696

Utilities (10.91%)
AES Corp.(a)		18,155	282,310
Consolidated Edison, Inc.(a)		4,660	269,069
Entergy Corp.(a)		3,411	280,009
Pinnacle West Capital Corp.(a)		4,618	267,105
The Southern Co.(a)		5,882	266,925

Total Utilities			1,365,418

TOTAL COMMON STOCKS (Cost $14,327,029)			15,088,986

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.34%)
Money Market Fund (0.34%)
Daily Income Fund - U.S. Treasury Portfolio - Fiduciary Class	0.01000%	42,453	42,453

TOTAL SHORT TERM INVESTMENTS (Cost $42,453)			42,453

TOTAL INVESTMENTS (120.92%) (Cost $14,369,482)			$15,131,439

SECURITIES SOLD SHORT (-91.13%)
(Proceeds $10,861,970)			(11,403,768)

Other Assets In Excess Of Liabilities (70.21%)			8,785,534 (c)

NET ASSETS (100.00%)			$12,513,205

			Value
		Shares	(Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-91.13%)
Basic Materials (-14.97%)
Alcoa, Inc.		(18,161)	$(270,417)
Allegheny Technologies, Inc.		(1,669)	(75,272)
EI du Pont de Nemours & Co.		(8,939)	(584,968)
FMC Corp.		(2,059)	(146,580)
MeadWestvaco Corp.		(2,925)	(129,460)
Monsanto Co.		(2,263)	(282,287)
Nucor Corp.		(4,965)	(244,526)
United States Steel Corp.		(5,388)	(140,304)

Total Basic Materials			(1,873,814)

Communications (-7.26%)
Graham Holdings Co. - Class B		(180)	(129,260)
Interpublic Group of Cos., Inc.		(3,616)	(70,548)
News Corp. - Class A		(4,026)	(72,226)
The Priceline Group, Inc.		(219)	(263,457)

		Value
	Shares	(Note 2)
Communications (continued)
TripAdvisor, Inc.	(904)	$(98,229)
Twenty-First Century Fox, Inc. - Class A	(7,803)	(274,276)

Total Communications		(907,996)

Consumer Cyclical (-16.73%)
Best Buy Co., Inc	(3,035)	(94,116)
BorgWarner, Inc.	(1,582)	(103,131)
CarMax, Inc.	(3,427)	(178,238)
Carnival Corp.	(5,032)	(189,455)
DR Horton, Inc.	(5,159)	(126,808)
Ford Motor Co.	(20,701)	(356,885)
Goodyear Tire & Rubber Co.	(4,725)	(131,261)
Harman International Industries, Inc.	(658)	(70,689)
International Game Technology	(4,352)	(69,240)
Lennar Corp. - Class A	(3,033)	(127,325)
Michael Kors Holdings, Ltd.	(1,448)	(128,365)
Mohawk Industries, Inc.	(1,129)	(156,186)
PVH Corp.	(572)	(66,695)
Tiffany & Co.	(2,021)	(202,605)
Whirlpool Corp.	(665)	(92,581)

Total Consumer Cyclical		(2,093,580)

Consumer Non-cyclical (-7.51%)
Avery Dennison Corp.	(2,462)	(126,178)
Biogen Idec, Inc.	(864)	(272,428)
Boston Scientific Corp.	(9,181)	(117,241)
Celgene Corp.	(3,484)	(299,206)
Tenet Healthcare Corp.	(2,664)	(125,048)

Total Consumer Non-cyclical		(940,101)

Diversified (-0.09%)
Leucadia National Corp.	(410)	(10,750)

Total Diversified		(10,750)

Energy (-12.02%)
Baker Hughes, Inc.	(3,723)	(277,177)
Cameron International Corp.	(3,184)	(215,589)
CONSOL Energy, Inc.	(3,492)	(160,876)
FMC Technologies, Inc.	(2,035)	(124,278)
Marathon Petroleum Corp.	(1,983)	(154,813)
Nabors Industries, Ltd.	(2,564)	(75,305)
NOW, Inc.	(883)	(31,973)
Peabody Energy Corp.	(7,461)	(121,987)
QEP Resources, Inc.	(2,132)	(73,554)
Rowan Cos. PLC - Class A	(2,200)	(70,246)
Tesoro Corp.	(968)	(56,793)
Transocean, Ltd.	(3,138)	(141,304)

Total Energy		(1,503,895)

Financials (-14.55%)
American International Group, Inc.	(1,614)	(88,092)
Ameriprise Financial, Inc.	(211)	(25,320)
Apartment Investment & Management Co. - REIT - Class A	(152)	(4,905)
Bank of America Corp.	(11,756)	(180,690)
Bank of New York Mellon Corp.	(1,282)	(48,049)

		Value
	Shares	(Note 2)
Financials (continued)
BlackRock, Inc.	(189)	$(60,404)
Capital One Financial Corp.	(642)	(53,029)
Charles Schwab Corp.	(1,438)	(38,725)
Citigroup, Inc.	(3,404)	(160,328)
CME Group, Inc.	(382)	(27,103)
Comerica, Inc.	(205)	(10,283)
Discover Financial Services	(517)	(32,044)
E*Trade Financial Corp.	(327)	(6,952)
Fifth Third Bancorp	(947)	(20,219)
General Growth Properties, Inc. - REIT	(980)	(23,089)
Genworth Financial, Inc. - Class A	(553)	(9,622)
Goldman Sachs Group, Inc.	(500)	(83,720)
The Hartford Financial Services Group, Inc.	(496)	(17,762)
Host Hotels & Resorts, Inc. - REIT	(842)	(18,533)
Huntington Bancshares, Inc.	(923)	(8,806)
JPMorgan Chase & Co.	(4,245)	(244,597)
KeyCorp	(989)	(14,172)
Kimco Realty Corp. - REIT	(454)	(10,433)
Lincoln National Corp.	(294)	(15,123)
Macerich Co. - REIT	(155)	(10,346)
Morgan Stanley	(2,215)	(71,611)
Navient Corp.	(465)	(8,235)
Northern Trust Corp.	(263)	(16,887)
Principal Financial Group, Inc.	(328)	(16,558)
Prologis, Inc. - REIT	(552)	(22,682)
Prudential Financial, Inc.	(513)	(45,539)
Regions Financial Corp.	(1,539)	(16,344)
State Street Corp.	(482)	(32,419)
SunTrust Banks, Inc.	(588)	(23,555)
Unum Group	(287)	(9,976)
Vornado Realty Trust - REIT	(206)	(21,986)
Wells Fargo & Co.	(5,828)	(306,320)
XL Group PLC	(301)	(9,852)
Zions Bancorporation	(208)	(6,130)

Total Financials		(1,820,440)

Industrials (-13.87%)
Deere & Co.	(3,094)	(280,162)
Eaton Corp. PLC	(3,298)	(254,540)
General Electric Co.	(12,776)	(335,753)
Pentair, Ltd. PLC	(1,670)	(120,440)
Ryder System, Inc.	(788)	(69,415)
Sealed Air Corp.	(3,729)	(127,420)
Stanley Black & Decker, Inc.	(2,433)	(213,666)
Tyco International, Ltd.	(3,204)	(146,102)
Vulcan Materials Co.	(2,051)	(130,751)
Xylem, Inc.	(1,483)	(57,956)

Total Industrials		(1,736,205)

Technology (-4.13%)
Adobe Systems, Inc.	(3,489)	(252,464)
Applied Materials, Inc.	(8,365)	(188,631)

		Value
	Shares	(Note 2)
Technology (continued)
Lam Research Corp.	(1,123)	$(75,892)

Total Technology		(516,987)

TOTAL COMMON STOCKS
(Proceeds $10,861,970)		(11,403,768)

TOTAL SECURITIES SOLD SHORT (-91.13%)
(Proceeds $10,861,970)		$(11,403,768)

(a)	Security, or a portion of security, is being held as collateral for short sales. As of June 30, 2014, the aggregate market value of those securities was $7,403,074, which represents approximately 59.16% of net assets.
(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets.

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$15,088,986	$–	$–	$15,088,986
Short Term Investments	42,453	–	–	42,453

Total	$15,131,439	$–	$–	$15,131,439

Other Financial Instruments

Liabilities
Securities Sold Short(a)	$(11,403,768)	$–	$–	$(11,403,768)

Total	$(11,403,768)	$–	$–	$(11,403,768)

(a)	For detailed descriptions of sectors, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Short Sales: The Fund may sell securities short. To do this, the Adviser will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term. As of June 30, 2014, the Fund held securities sold short with a fair value of $11,403,768.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross appreciation (excess of value over tax cost)	$613,877
Gross depreciation (excess of tax cost over value)	(265,403)
Net unrealized appreciation	$348,474

Cost of investments for income tax purposes	$14,782,965

3. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

CRYSTAL STRATEGY ABSOLUTE INCOME FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (8.06%)
DoubleLine Income Solutions Fund	4,300	$96,578
Neuberger Berman MLP Income Fund, Inc.	1,470	29,679

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $122,386)		126,257

COMMON STOCKS (23.18%)
Basic Materials (2.09%)
Yamana Gold, Inc.	3,985	32,757

Communications (2.02%)
CBS Outdoor Americas, Inc.	970	31,700

Energy (5.89%)
BP PLC - Sponsored ADR	435	22,946
ConocoPhillips	270	23,147
Occidental Petroleum Corp.	225	23,092
Royal Dutch Shell PLC - ADR	280	23,064

Total Energy		92,249

Financials (13.18%)
Colony Financial, Inc. - REIT	1,195	27,748
Fifth Street Finance Corp.	3,265	32,095
ICICI Bank, Ltd. - Sponsored ADR	395	19,710
NorthStar Realty Finance Corp. - REIT(a)	2,870	49,881
Starwood Property Trust, Inc. - REIT	1,725	41,003
Zurich Insurance Group AG - ADR	1,195	35,969

Total Financials		206,406

TOTAL COMMON STOCKS
(Cost $348,241)		363,112

EXCHANGE-TRADED FUNDS (32.71%)
Market Vectors® Russia ETF	430	11,322
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1,090	116,488
PowerShares® Global Listed Private Equity Portfolio	2,985	36,805
ProShares® Short 20+ Year Treasury(a)	1,110	31,968
ProShares® Short FTSE China 25(a)	585	19,387
ProShares® Short MSCI Emerging Markets(a)	1,175	29,058
ProShares® Short Russell2000®(a)	6,195	99,306
ProShares® Short S&P 500®(a)	4,115	96,126
SPDR® S&P® International Dividend ETF	1,405	72,077

TOTAL EXCHANGE-TRADED FUNDS
(Cost $517,387)		512,537

		Shares	Value (Note 2)
EXCHANGE-TRADED NOTES (5.82%)
JPMorgan Alerian MLP Index ETN		1,740	$91,141

TOTAL EXCHANGE-TRADED NOTES
(Cost $84,351)			91,141

MASTER LIMITED PARTNERSHIPS (4.13%)
Apollo Global Management LLC - Class A		240	6,653
Blackstone Group LP		705	23,575
Carlyle Group LP		110	3,736
KKR & Co. LP		305	7,421
Lazard, Ltd. - Class A		390	20,108
Oaktree Capital Group LLC		65	3,249

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $63,679)			64,742

OPEN-END MUTUAL FUNDS (23.47%)
DoubleLine Total Return Bond Fund - Institutional Class		15,934	175,115
Driehaus Active Income Fund - Retail Class		2,027	21,749
Forward Select Income Fund - Institutional Class		3,601	92,821
Goldman Sachs Strategic Income Fund - Institutional Class		4,448	47,065
RiverPark Strategic Income Fund - Institutional Class		2,978	31,000

TOTAL OPEN-END MUTUAL FUNDS
(Cost $363,631)			367,750

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (9.11%)
Fidelity Institutional Money Market Portfolio	0.04645%	142,821	142,821

TOTAL SHORT TERM INVESTMENTS
(Cost $142,821)			142,821

TOTAL INVESTMENTS (106.48%)
(Cost $1,642,496)			$1,668,360

Liabilities In Excess Of Other Assets (-6.48%)			(101,573)

NET ASSETS (100.00%)			$1,566,787

(a) Non-Income Producing Security.

Common Abbreviations:

ADR -  American Depositary Receipt.

AG -    Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ETF -   Exchange-Traded Fund.

ETN -   Exchange-Traded Note.

FTSE - Financial Times and the London Stock Exchange.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depository Receipts.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (2.47%)
DoubleLine Income Solutions Fund	980	$22,011
Neuberger Berman MLP Income Fund, Inc.	1,670	33,717

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $55,217)		55,728

COMMON STOCKS (14.60%)
Basic Materials (2.47%)
Yamana Gold, Inc.	6,780	55,732

Communications (0.97%)
CBS Outdoor Americas, Inc.	670	21,896

Consumer Non-cyclical (1.45%)
Odyssey Marine Exploration, Inc.(a)	19,425	32,634

Financials (5.20%)
Huntington Bancshares, Inc.	5,675	54,139
ICICI Bank, Ltd. - Sponsored ADR	420	20,958
Starwood Property Trust, Inc. - REIT	1,770	42,073

Total Financials		117,170

Industrials (2.43%)
Cemex SAB de CV - Sponsored ADR(a)	4,150	54,907

Technology (2.08%)
Microsoft Corp.	1,125	46,912

TOTAL COMMON STOCKS (Cost $336,602)		329,251

EXCHANGE-TRADED FUNDS (55.64%)
First Trust NASDAQ Technology Dividend Index Fund	1,345	35,629
Global X Guru Index ETF	1,055	27,905
Guggenheim Insider Sentiment ETF	660	32,742
Guggenheim Raymond James SB-1 Equity ETF	945	33,396
Guggenheim Spin-Off ETF	705	32,628
iShares® MSCI Europe Financials ETF	1,430	35,278
iShares® MSCI Frontier 100 ETF	1,100	39,677
iShares® MSCI Japan ETF	1,810	21,792
Market Vectors® Russia ETF	825	21,722
Market Vectors® Semiconductor	639	31,624
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	500	53,435
PowerShares® Global Listed Private Equity Portfolio	8,855	109,182
ProShares® Short 20+ Year Treasury(a)	475	13,680
ProShares® Short FTSE China 25(a)	1,275	42,254
ProShares® Short MidCap 400(a)	10,040	170,479
ProShares® Short MSCI EAFE(a)	2,335	73,319
ProShares® Short Russell2000®(a)	14,410	230,992

	Shares	Value (Note 2)
EXCHANGE-TRADED FUNDS (55.64%) (continued)
ProShares® Short S&P 500®(a)	7,370	$172,163
SPDR® S&P® Bank ETF	655	21,890
WisdomTree® Japan Hedged Equity Fund	665	32,824
WisdomTree® Japan Hedged Real Estate Fund(a)	835	22,206

TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,271,643)		1,254,817

EXCHANGE-TRADED NOTES (3.44%)
Credit Suisse MLP Equal Weight Index ETN	2,170	77,556

TOTAL EXCHANGE-TRADED NOTES
(Cost $72,129)		77,556

MASTER LIMITED PARTNERSHIPS (3.74%)
Apollo Global Management LLC - Class A	395	10,950
Blackstone Group LP	730	24,411
Carlyle Group LP	165	5,603
KKR & Co. LP	450	10,949
Lazard, Ltd. - Class A	420	21,655
Oaktree Capital Group LLC	215	10,748

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $84,917)		84,316

OPEN-END MUTUAL FUNDS (12.88%)
Absolute Opportunities Fund - Institutional Class(a)	1,579	17,790
ASG Global Alternatives Fund - Institutional Class	1,602	18,075
ASG Managed Futures Strategy Fund - Institutional Class	1,740	18,545
Aston/River Road Long-Short Fund - Institutional Class	1,524	17,965
Bogle Investment Management Small Cap Growth Fund - Institutional Class	1,155	43,188
DoubleLine Total Return Bond Fund - Institutional Class	4,811	52,876
Goldman Sachs Strategic Income Fund - Institutional Class	2,480	26,236
MainStay Marketfield Fund - Institutional Class	1,960	35,025
Whitebox Tactical Opportunities Fund - Institutional Class	2,686	34,251
William Blair Macro Allocation Fund - Institutional Class	2,067	26,496

TOTAL OPEN-END MUTUAL FUNDS
(Cost $285,832)		290,447

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (6.30%)
Fidelity Institutional Money Market Portfolio	0.04645%	142,165	142,165

TOTAL SHORT TERM INVESTMENTS
(Cost $142,165)			142,165

TOTAL INVESTMENTS (99.07%)
(Cost $2,248,505)	$2,234,280

Other Assets In Excess Of Liabilities (0.93%)	21,015

NET ASSETS (100.00%)	$2,255,295

(a)        Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

EAFE - Europe, Australasia, Far East.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

FTSE - Financial Times and the London Stock Exchange.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ - National Association of Securities Dealers Automated Quotations.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SAB de CV - A variable capital company.

SPDR - Standard & Poor’s Depository Receipts.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY LEVERAGED ALTERNATIVE FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Shares	Value (Note 2)
CLOSED-END MUTUAL FUNDS (3.46%)
DoubleLine Income Solutions Fund	3,165	$71,086
Neuberger Berman MLP Income Fund, Inc.	4,795	96,811

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $166,545)		167,897

COMMON STOCKS (15.27%)
Basic Materials (3.01%)
Yamana Gold, Inc.	17,740	145,823

Communications (1.40%)
CBS Outdoor Americas, Inc.	2,080	67,974

Consumer Non-cyclical (1.66%)
Odyssey Marine Exploration, Inc.(a)	47,875	80,430

Financials (4.59%)
Huntington Bancshares, Inc.	8,640	82,426
ICICI Bank, Ltd. - Sponsored ADR	1,325	66,117
Starwood Property Trust, Inc. - REIT	3,130	74,400

Total Financials		222,943

Industrials (1.79%)
Cemex SAB de CV - Sponsored ADR(a)	6,552	86,683

Technology (2.82%)
Microsoft Corp.	3,275	136,568

TOTAL COMMON STOCKS
(Cost $742,015)		740,421

EXCHANGE-TRADED FUNDS (51.86%)
First Trust NASDAQ Technology Dividend Index Fund	3,400	90,066
Global X Guru Index ETF	2,583	68,320
Guggenheim Insider Sentiment ETF	1,370	67,964
Guggenheim Raymond James SB-1 Equity ETF	1,950	68,913
Guggenheim Spin-Off ETF	1,455	67,337
iShares® MSCI Europe Financials ETF	3,451	85,136
iShares® MSCI Frontier 100 ETF	2,359	85,089
iShares® MSCI Japan ETF	1,415	17,037
Market Vectors® Russia ETF	2,550	67,142
Market Vectors® Semiconductor	1,825	90,319
PowerShares® Global Listed Private Equity Portfolio	18,880	232,790
ProShares® Short FTSE China 25(a)	2,475	82,022
ProShares® Short MidCap 400(a)	25,960	440,801
ProShares® Short MSCI EAFE(a)	5,085	159,669
ProShares® Short Russell2000®(a)	27,855	446,516
ProShares® Short S&P 500®(a)	10,475	244,696
SPDR® S&P® Bank ETF	1,760	58,819
WisdomTree® Japan Hedged Equity Fund	1,405	69,351

		Shares	Value (Note 2)
EXCHANGE-TRADED FUNDS (51.86%) (continued)
WisdomTree® Japan Hedged Real Estate Fund(a)		2,770	$73,663

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,538,995)			2,515,650

EXCHANGE-TRADED NOTES (3.90%)
Credit Suisse MLP Equal Weight Index ETN		5,290	189,064

TOTAL EXCHANGE-TRADED NOTES
(Cost $176,923)			189,064

MASTER LIMITED PARTNERSHIPS (4.57%)
Apollo Global Management LLC - Class A		750	20,790
Blackstone Group LP		1,730	57,851
Carlyle Group LP		774	26,285
KKR & Co. LP		930	22,627
Lazard, Ltd. - Class A		1,335	68,833
Oaktree Capital Group LLC		509	25,445

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $227,260)			221,831

OPEN-END MUTUAL FUNDS (15.73%)
Absolute Opportunities Fund - Institutional Class(a)		3,571	40,249
ASG Global Alternatives Fund - Institutional Class		3,585	40,435
ASG Managed Futures Strategy Fund - Institutional Class		4,030	42,963
Aston/River Road Long-Short Fund - Institutional Class		3,434	40,482
Bogle Investment Management Small Cap Growth Fund - Institutional Class		3,749	140,140
DoubleLine Total Return Bond Fund - Institutional Class		14,508	159,439
Goldman Sachs Strategic Income Fund - Institutional Class		5,642	59,695
MainStay Marketfield Fund - Institutional Class		4,870	87,020
Whitebox Tactical Opportunities Fund - Institutional Class		7,040	89,758
William Blair Macro Allocation Fund - Institutional Class		4,883	62,601

TOTAL OPEN-END MUTUAL FUNDS
(Cost $750,825)			762,782

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.23%)
Fidelity Institutional Money Market Portfolio	0.04645%	108,371	108,371

TOTAL SHORT TERM INVESTMENTS
(Cost $108,371)			108,371

TOTAL INVESTMENTS (97.02%)
(Cost $4,710,934)	$4,706,016

Other Assets In Excess Of Liabilities (2.98%)	144,413

NET ASSETS (100.00%)	$4,850,429

(a)      Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

EAFE - Europe, Australasia, Far East.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

FTSE - Financial Times and the London Stock Exchange.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

NASDAQ - National Association of Securities Dealers Automated Quotations.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SAB de CV - A variable capital company.

SPDR - Standard & Poor’s Depository Receipts.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This quarterly report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Leveraged Alternative Fund (individually a “Fund” and collectively, the “Funds”). The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective. The Crystal Strategy Absolute Return Fund seeks to provide positive (absolute) return over full market cycles. The Crystal Strategy Leveraged Alternative Fund seeks to provide long-term positive absolute return with reduced correlation to conventional equity markets as a secondary objective. The Funds currently offer Class A shares, Class I shares and Class R shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Funds have little operating history. The Funds did not have any operations before December 31, 2013 other than those relating to the sale and issuance of each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

Crystal Strategy Absolute Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$126,257	$–	$–	$126,257
Common Stocks(a)	363,112	–	–	363,112
Exchange-Traded Funds	512,537	–	–	512,537
Exchange-Traded Notes	91,141	–	–	91,141
Master Limited Partnerships	64,742	–	–	64,742
Open-End Mutual Funds	367,750	–	–	367,750
Short Term Investments	142,821	–	–	142,821

TOTAL	$1,668,360	$–	$–	$1,668,360

Crystal Strategy Absolute Return Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$55,728	$–	$–	$55,728
Common Stocks(a)	329,251	–	–	329,251
Exchange-Traded Funds	1,254,817	–	–	1,254,817
Exchange-Traded Notes	77,556	–	–	77,556
Master Limited Partnerships	84,316	–	–	84,316
Open-End Mutual Funds	290,447	–	–	290,447
Short Term Investments	142,165	–	–	142,165

TOTAL	$2,234,280	$–	$–	$2,234,280

Crystal Strategy Leveraged Alternative Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$167,897	$–	$–	$167,897
Common Stocks(a)	740,421	–	–	740,421
Exchange-Traded Funds	2,515,650	–	–	2,515,650
Exchange-Traded Notes	189,064	–	–	189,064
Master Limited Partnerships	221,831	–	–	221,831
Open-End Mutual Funds	762,782	–	–	762,782
Short Term Investments	108,371	–	–	108,371

TOTAL	$4,706,016	$–	$–	$4,706,016

(a)	For detailed descriptions of sectors, see the accompanying Portfolio of Investments.

The Funds recognize transfers between levels as of the end of the fiscal year. For the period ended June 30, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes

Crystal Strategy Absolute Income Fund	$ 37,310	$ (12,813)	$ 24,497	$ 1,643,863

Crystal Strategy Absolute Return Fund	31,184	(52,453)	(21,269)	2,255,549

Crystal Strategy Leveraged Alternative Fund	75,126	(115,797)	(40,671)	4,746,687

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: A Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

CUPPS ALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (100.00%)
Money Market Fund (100.00%)
Fidelity Institutional Money Market- Money Market Portfolio- Class I	0.04456%	281,010	$281,010

TOTAL SHORT TERM INVESTMENTS (Cost $281,010)			281,010

TOTAL INVESTMENTS (100.00%) (Cost $281,010)			$281,010

NET ASSETS (100.00%)			$281,010

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This quarterly report describes the Cupps All Cap Growth Fund (the “Fund”). The Fund’s primary investment objective is to achieve growth of capital over the long term. The Fund currently offers an Institutional Class. Institutional Class shares are offered directly via the Fund’s transfer agent. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before June 30, 2014.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Term Investments	$281,010	$–	$–	$281,010

TOTAL	$281,010	$–	$–	$281,010

GKE ASIAN OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Shares	Value (Note 2)
COMMON STOCKS (51.06%)
BASIC MATERIALS (1.90%)
Forest Products & Paper (0.79%)
Lee & Man Paper Manufacturing Ltd.	34,000	$18,074
Nine Dragons Paper Holdings Ltd.	105,000	71,396

		89,470

Iron & Steel (0.86%)
Angang Steel Co. Ltd.	152,000	98,059

Mining (0.25%)
Aneka Tambang Persero Tbk PT	104,400	9,599
Vale Indonesia Tbk PT	64,300	19,282

		28,881

TOTAL BASIC MATERIALS		216,410

COMMUNICATIONS (1.91%)
Internet (1.51%)
Kakaku.com, Inc.	3,100	54,316
Trend Micro, Inc.	3,600	118,514

		172,830

Telecommunications (0.40%)
Telekomunikasi Indonesia Persero Tbk PT	216,600	45,037

TOTAL COMMUNICATIONS		217,867

CONSUMER, CYCLICAL (8.55%)
Auto Manufacturers (2.50%)
Great Wall Motor Co. Ltd.	25,500	94,756
Hyundai Motor Co.	309	70,088
Mazda Motor Corp.	10,000	46,888
Shinmaywa Industries Ltd.	1,000	8,825
Suzuki Motor Corp.	700	21,925
Toyota Motor Corp.	700	42,039

		284,521

Auto Parts & Equipment (0.28%)
Sumitomo Rubber Industries Ltd.	2,200	31,750

Home Furnishings (2.11%)
Haier Electronics Group Co. Ltd.	13,000	33,966
Panasonic Corp.	17,000	207,078

		241,044

	Shares	Value (Note 2)
CONSUMER, CYCLICAL (continued)
Retail (3.66%)
ANTA Sports Products Ltd.	14,000	$22,254
GOME Electrical Appliances Holding Ltd.	942,000	154,358
Li Ning Co. Ltd.(a)	68,000	54,397
Puregold Price Club, Inc.	187,800	186,724

		417,733

TOTAL CONSUMER, CYCLICAL		975,048

CONSUMER, NON-CYCLICAL (0.39%)
Commercial Services (0.39%)
Brambles Ltd.	2,531	21,933
Ezion Holdings Ltd.	14,000	23,354

		45,287

TOTAL CONSUMER, NON-CYCLICAL		45,287

DIVERSIFIED (2.64%)
Holding Companies - Diversified (2.64%)
Hutchison Whampoa Ltd.	22,000	300,888

TOTAL DIVERSIFIED		300,888

ENERGY (1.41%)
Energy-Alternate Sources (1.41%)
China Longyuan Power Group Corp.	148,000	160,596

TOTAL ENERGY		160,596

FINANCIAL (17.81%)
Banks (7.92%)
Agricultural Bank of China Ltd.	278,000	122,672
BDO Unibank, Inc.	92,930	199,060
China Construction Bank Corp.	76,000	57,463
Metropolitan Bank & Trust	103,110	206,456
Mitsubishi UFJ Financial Group, Inc.	5,100	31,263
Resona Holdings, Inc.	28,400	165,402
Sumitomo Mitsui Financial Group, Inc.	2,900	121,491

		903,807

Diversified Financial Services (2.17%)
Daiwa Securities Group, Inc.	16,000	138,512
ORIX Corp.	2,700	44,749
Samsung Card Co. Ltd.	1,500	63,970

		247,231

Insurance (3.23%)
AIA Group Ltd.	38,000	190,971
The Dai-ichi Life Insurance Co. Ltd.	5,100	75,968
Tokio Marine Holdings, Inc.	3,100	101,961

		368,900

	Shares	Value (Note 2)
FINANCIAL (continued)
Real Estate (4.49%)
Ayala Land, Inc.	29,500	$20,613
Cheung Kong Holdings Ltd.	4,000	70,964
Megaworld Corp.	2,923,000	301,340
Shimao Property Holdings Ltd.	65,500	120,345

		513,262

TOTAL FINANCIAL		2,033,200

INDUSTRIAL (5.88%)
Building Materials (0.63%)
Anhui Conch Cement Co. Ltd.	21,000	72,074

Electrical Component & Equipment (0.77%)
Hitachi Ltd.	12,000	87,893

Electronics (0.84%)
Murata Manufacturing Co. Ltd.	400	37,435
Omron Corp.	1,400	59,010

		96,445

Engineering & Construction (2.01%)
Airports of Thailand PCL - NVDR	18,300	111,926
Cheung Kong Infrastructure Holdings Ltd.	17,000	117,239

		229,165

Machinery - Construction & Mining (1.51%)
Mitsubishi Electric Corp.	14,000	172,746

Metal Fabrication & Hardware (0.12%)
Nachi-Fujikoshi Corp.	2,000	14,076

TOTAL INDUSTRIAL		672,399

TECHNOLOGY (3.16%)
Computers (3.13%)
Fujitsu Ltd.	24,000	179,813
Lenovo Group Ltd.	130,000	177,462

		357,275

Semiconductors (0.03%)
Samsung Electronics Co. Ltd.	3	3,920

TOTAL TECHNOLOGY		361,195

UTILITIES (7.41%)
Electric (4.69%)
China Resources Power Holdings Co. Ltd.	8,000	22,709
Huadian Fuxin Energy Corp. Ltd.	410,000	214,777
Huaneng Power International, Inc.	116,000	130,961
Huaneng Renewables Corp. Ltd.	186,000	61,437
Manila Electric Co.	17,850	104,606

		534,490

	Shares	Value (Note 2)
UTILITIES (continued)
Water (2.72%)
Guangdong Investment Ltd.	270,000	$311,442

TOTAL UTILITIES		845,932

TOTAL COMMON STOCKS (Cost $5,504,725)		5,828,822

PARTICIPATION NOTES (11.69%)
COMMUNICATIONS (0.20%)
Media (0.20%)
Zee Entertainment, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	4,723	23,044

TOTAL COMMUNICATIONS		23,044

CONSUMER, NON-CYCLICAL (0.32%)
Agriculture (0.32%)
ITC Limited, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	6,736	36,404

TOTAL CONSUMER, NON-CYCLICAL		36,404

INDUSTRIAL (3.17%)
Electrical Components & Equipment (0.19%)
Delta Electronics, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	3,000	21,853

Electronics (2.46%)
AU Optronics Corp., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	86,000	36,436
Hon Hai Precision Co, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	64,000	214,348
TPK Holding Co, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	3,000	29,942

		280,726

Metal Fabrication & Hardware (0.33%)
Catcher Technology, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/20/2015	4,000	37,310

Miscellaneous Manufacturers (0.19%)
Airtac International Group, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/20/2017	2,000	21,535

TOTAL INDUSTRIAL		361,424

	Shares	Value (Note 2)
TECHNOLOGY (8.00%)
Computers (3.48%)
Compal Electronics, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	135,000	$110,322
Innolux Corp., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	80,000	37,511
King Slide Works Co, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/20/2017	3,000	42,903
Tata Consultancy Services, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	5,131	206,912

		397,648

Semiconductors (4.52%)
MediaTek Inc., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/20/2015	13,000	219,874
Taiwan Semiconductor, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	70,000	296,571

		516,445

TOTAL TECHNOLOGY		914,093

TOTAL PARTICIPATION NOTES (Cost $1,199,144)		1,334,965

	Currency	Principal Amount	Value (Note 2)
CORPORATE BONDS (17.19%)
FINANCIAL (17.19%)
Banks (1.41%)
Agricultural Development Bank of China, Sr. Unsec. Notes
3.350% 06/22/2017	HKD	$1,000,000	161,350

Chemicals (1.43%)
SK Global Chemical Investment Hong Kong Ltd., Sr. Unsec. Notes
4.125% 09/26/2016	CNH	1,000,000	163,468

Diversified Financial Services (2.85%)
Far East Horizon Ltd., Sr. Unsec. Notes
5.500% 10/18/2015	CNH	2,000,000	325,604

Telecommunications (11.50%)
Optus Finance Pty Ltd., Sr. Unsec. Notes
4.750% 12/12/2018	AUD	800,000	783,620

	Currency	Principal Amount	Value (Note 2)
FINANCIAL (continued)
Telecommunications (continued)
Telstra Corp. Ltd., Sr. Unsec. Notes
4.000% 11/15/2017	AUD	$ 550,000	$528,497

			1,312,117

TOTAL FINANCIAL			1,962,539

TOTAL CORPORATE BONDS (Cost $1,865,216)			1,962,539

GOVERNMENT BONDS (3.31%)
New Zealand Government Bond, Sr. Unsec. Notes, Series 423
5.500% 04/15/2023	NZD	400,000	377,901

TOTAL GOVERNMENT BONDS (Cost $346,239)			377,901

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (9.90%)
MONEY MARKET FUND (9.90%)
Blackrock Liquidity Temporary Fund, Investor Class	0.030%	1,130,133	1,130,133

TOTAL SHORT-TERM INVESTMENTS (Cost $1,130,133)			1,130,133

TOTAL INVESTMENTS (93.15%) (Cost $10,045,457)			10,634,360

Other Assets In Excess Of Liabilities (6.85%)			781,775 (b)

NET ASSETS (100.00%)			$11,416,135

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:

Ltd. - Limited.

PCL - Public Company Limited.

NVDR - Non-Voting Depository Receipt.

Sr. - Senior.

Tbk PT - Terbuka is the Indonesian term for limited liability company.

Unsec. - Unsecured.

Currency Abbreviations:

AUD - Australian Dollar

CNH - People’s Republic of China Renminbi

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized (Depreciation)
AUD	130,000	Sale	07/23/2014	$122,356	$(104)
AUD	1,400,000	Sale	07/31/2014	1,317,129	(8,969)
JPY	15,000,000	Sale	07/07/2014	148,077	(1,978)
JPY	5,000,000	Sale	07/10/2014	49,360	(489)
JPY	50,000,000	Sale	07/16/2014	493,624	(3,764)
JPY	110,000,000	Sale	07/31/2014	1,086,079	(6,812)
NZD	450,000	Sale	07/14/2014	393,451	(11,401)

					$(33,517)

*	The contracted amount is stated in the currency in which the security is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized (Depreciation)
Hang Seng China Index	Long	7	07/31/14	$1,773	$(463,804)
Nikkei 225	Long	9	09/12/14	4,980	(662,564)

				$6,753	$(1,126,368)

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This quarterly report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund seeks to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$5,828,822	$–	$–	$5,828,822
Participation Notes*	–	1,334,965	–	1,334,965
Corporate Bonds*	–	1,962,539	–	1,962,539
Government Bonds	–	377,901	–	377,901
Short Term Investments	1,130,133	–	–	1,130,133

TOTAL	$6,958,955	$3,675,405	$–	$10,634,360

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Forward Foreign Currency Contracts	$–	$(33,517)	$–	$(33,517)
Futures Contracts	(1,126,368)	–	–	(1,126,368)

TOTAL	$(1,126,368)	$(33,517)	$–	$(1,159,885)

*	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the period ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross appreciation (excess of value over tax cost)	$719,738
Gross depreciation (excess of tax cost over value)	(156,692)

Net unrealized appreciation	$563,046

Cost of investments for income tax purposes	$10,071,314

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. As of June 30, 2014, the Fund held forward foreign currency contracts with net unrealized depreciation of $(33,517).

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2014, the Fund had futures contracts outstanding with net unrealized depreciation of $(1,126,368). The number of futures contracts held at June 30, 2014, as disclosed in the Portfolio of Investments, is representative of futures contracts activity during the period ended June 30, 2014.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

INSIGNIA MACRO FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Principal	Value
	Amount	(Note 2)
ASSET-BACKED SECURITIES (11.25%)
Automobile (9.42%)
Ally Auto Receivables Trust
Series 2012-5, 0.620% 01/15/2016	$145,829	$146,068
AmeriCredit Automobile Receivables Trust
Series 2013-5, 0.531% 07/08/2015(a)	131,592	131,726
BMW Vehicle Owner Trust
Series 2013-A, 0.410% 03/25/2015	130,857	130,896
CarMax Auto Owner Trust
Series 2013-4, 0.520% 11/15/2016	137,983	138,097
Series 2013-1, 0.600% 10/16/2017	145,000	145,199
Fifth Third Auto
Series 2013-1, 0.590% 03/15/2015	108,763	108,849
Ford Credit Auto Owner Trust
Series 2014-A, 0.480% 11/15/2016	147,920	147,970
Series 2013-B, 0.570% 06/15/2016	150,000	150,212
Hyundai Auto Receivables Trust
Series 2014-B, 0.440% 02/15/2017	159,000	159,063
Series 2012-C, 0.530% 12/15/2015	150,000	150,145
Series 2013-C, 0.570% 06/15/2016	113,718	113,843
Mercedes-Benz Auto Receivables Trust
Series 2012-1, 0.470% 08/15/2015	115,727	115,799
Series 2013-1, 0.500% 02/15/2015	93,772	93,819
Nissan Auto Receivables Owner Trust
Series 2012-B, 0.460% 08/15/2015	127,927	127,991
Series 2013-B, 0.520% 03/15/2015	103,427	103,486
Toyota Auto Receivables Owner Trust
Series 2012-B, 0.460% 09/15/2015	122,225	122,291
World Omni Auto Receivables Trust
Series 2012-A, 0.640% 10/15/2015	110,732	110,910

Total Automobile		2,196,364

Credit Card (1.31%)
Bank of America Credit Card Trust
Series 2006-A7, 0.192% 12/15/2016(a)	104,000	103,993
Cabela’s Master Credit Card Trust
Series 2014-1, 0.501% 03/16/2020(a)	85,000	85,100
World Financial Network Credit Card Master Trust
Series 2011-A, 1.680% 08/15/2018	115,000	115,346

Total Credit Card		304,439

Other (0.52%)
GE Equipment Midticket LLC
Series 2012-1, 0.600% 05/22/2015	122,034	122,139

TOTAL ASSET-BACKED SECURITIES
(Cost $2,622,566)		2,622,942

CORPORATE BONDS (36.16%)
Basic Materials (2.75%)
BHP Billiton Finance USA Ltd., Sr. Unsec. Notes
1.000% 02/24/2015	150,000	150,729

	Principal	Value
	Amount	(Note 2)
Basic Materials (continued)

EI du Pont de Nemours & Co., Sr. Unsec. Notes
3.250% 01/15/2015	145,000	$147,356

Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec Notes
1.400% 02/13/2015	180,000	180,735

Sherwin-Williams Co., Sr. Unsec. Notes
3.125% 12/15/2014	160,000	161,975

Total Basic Materials		640,795

Communications (2.42%)

AT&T, Inc., Sr. Unsec. Notes
5.100% 09/15/2014	160,000	161,399

Discovery Communications LLC, Sr. Unsec. Notes
3.700% 06/01/2015	50,000	51,486

Verizon Communications, Inc., Sr. Unsec. Notes
2.500% 09/15/2016	170,000	175,306

Viacom, Inc., Sr. Unsec Notes
1.250% 02/27/2015	175,000	176,003

Total Communications		564,194

Consumer, Cyclical (2.02%)

CVS Caremark Corp., Sr. Unsec. Notes
4.875% 09/15/2014	40,000	40,357
1.200% 12/05/2016	110,000	110,728

Target Corp., Sr. Unsec. Notes
1.125% 07/18/2014	145,000	145,053

Walgreen Co., Sr. Unsec Notes
1.000% 03/13/2015	175,000	175,694

Total Consumer, Cyclical		471,832

Consumer, Non-cyclical (4.95%)

Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.418% 01/27/2017(a)	200,000	200,384

Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
1.500% 07/14/2014	165,000	165,076

Block Financial LLC, Sr. Unsec. Notes
5.125% 10/30/2014	165,000	166,935

Express Scripts Holding Co., Sr. Unsec. Notes
2.100% 02/12/2015	200,000	202,040

Kroger Co., Sr. Unsec. Notes
4.950% 01/15/2015	157,000	160,773

Newell Rubbermaid Inc., Sr. Unsec. Notes
2.000% 06/15/2015	100,000	101,295

Warner Chilcott Finance Co. LLC, Sr. Unsec Notes
7.750% 09/15/2018	150,000	158,069

Total Consumer, Non-cyclical		1,154,572

Energy (3.26%)
Canadian Natural Resources Ltd., Sr. Unsec. Notes
4.900% 12/01/2014	160,000	162,869

Enterprise Products Operating LLC, Sr. Unsec. Notes
Series G, 5.600% 10/15/2014	60,000	60,891

	Principal	Value
	Amount	(Note 2)
Energy (continued)

Petroleos Mexicanos, Sr. Unsec. Notes
4.875% 03/15/2015	195,000	$200,704

Phillips 66, Sr. Unsec. Notes
1.950% 03/05/2015	170,000	171,725

Valero Energy Corp., Sr. Unsec. Notes
4.500% 02/01/2015	160,000	163,702

Total Energy		759,891

Financial (15.81%)

Allstate Corp., Sr. Unsec. Notes
5.000% 08/15/2014	125,000	125,737

American Express Credit Corp., Sr. Unsec. Notes
5.125% 08/25/2014	160,000	161,145
0.737% 07/29/2016(a)	240,000	241,663

Bank of America Corp., Sr. Unsec. Notes
4.500% 04/01/2015	30,000	30,900
1.050% 03/22/2016(a)	225,000	226,772

Bank of New York Mellon Corp., Sr. Unsec. Notes
3.100% 01/15/2015	78,000	79,179

Bank of Nova Scotia, Sr. Unsec. Notes
1.850% 01/12/2015	165,000	166,431

BlackRock, Inc., Sr. Unsec. Notes
3.500% 12/10/2014	160,000	162,321

Capital One Financial Corp., Sr. Unsec. Notes
2.125% 07/15/2014	210,000	210,145

Citigroup, Inc., Sr. Unsec. Notes
6.375% 08/12/2014	145,000	145,968
1.023% 04/01/2016(a)	160,000	161,085

CNA Financial Corp., Sr. Unsec. Notes
5.850% 12/15/2014	140,000	143,510

ERP Operating LP, Sr. Unsec. Notes
5.250% 09/15/2014	160,000	161,504

First Horizon National Corp., Sr. Unsec. Notes
5.375% 12/15/2015	155,000	164,017

Ford Motor Credit Co. LLC, Sr. Unsec. Notes
3.875% 01/15/2015	200,000	203,606

General Electric Capital Corp., Sr. Unsec. Notes
Series GMTN, 3.750% 11/14/2014	160,000	162,091

Goldman Sachs Group, Inc., Sr. Unsec. Notes
5.000% 10/01/2014	185,000	187,134

Hospitality Properties Trust - REIT, Sr. Unsec. Notes
5.125% 02/15/2015	100,000	100,504

Morgan Stanley, Sr. Unsec. Notes
2.875% 07/28/2014	160,000	160,285

Nomura Holdings, Inc., Sr. Unsec. Notes
5.000% 03/04/2015	160,000	164,504

Prudential Financial, Inc., Sr. Unsec. Notes
Series MTNB, 5.100% 09/20/2014	140,000	141,436
3.875% 01/14/2015	20,000	20,373

	Principal	Value
	Amount	(Note 2)
Financial (continued)

Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 0.691% 09/09/2016(a)	162,000	$162,976

US Bancorp, Sr. Unsec. Notes
3.150% 03/04/2015	39,000	39,759

Wells Fargo & Co., Sr. Unsec. Notes
Series GMTN, 3.750% 10/01/2014	160,000	161,385

Total Financial		3,684,430

Government (0.62%)

Export-Import Bank of Korea, Sr. Unsec. Notes
5.875% 01/14/2015	140,000	143,882

Industrial (0.43%)

Norfolk Southern Corp., Sr. Unsec. Notes
5.257% 09/17/2014	100,000	100,986

Technology (0.74%)

Hewlett-Packard Co., Sr. Unsec. Notes
2.125% 09/13/2015	170,000	173,039

Utilities (3.16%)

Consolidated Natural Gas Co., Sr. Unsec. Notes
Series A, 5.000% 12/01/2014	195,000	198,669

Duke Energy Corp., Sr. Unsec. Notes
3.950% 09/15/2014	200,000	201,451

Georgia Power Co., Sr. Unsec. Notes
0.551% 03/15/2016(a)	145,000	144,952

PacifiCorp, Sec. Notes
4.950% 08/15/2014	30,000	30,165

Public Service Electric & Gas Co., Sec. Notes
Series G, 0.850% 08/15/2014	160,000	160,127

Total Utilities		735,364

TOTAL CORPORATE BONDS
(Cost $8,430,755)		8,428,985

MORTGAGE-BACKED SECURITIES (10.52%)
Commercial (10.52%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2004-5, 4.542% 11/10/2041	109,849	110,216
Series 2005-6, 5.349% 11/10/2015(a)	150,000	156,863
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-T20, 5.288% 10/12/2042(a)	160,000	167,125
CD Commercial Mortgage Trust
Series 2005-CD1, 5.401% 07/15/2044(a)	149,052	155,039
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, 4.686% 07/15/2037	156,888	160,591
GS Mortgage Securities Corp.
Series 2005-GG4, 4.751% 07/10/2039	197,639	201,759
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP2, 4.738% 07/15/2042	160,000	163,834

		Principal	Value
		Amount	(Note 2)
Commercial (continued)
LB-UBS Commercial Mortgage Trust
Series 2005-C1, 4.742% 02/15/2030		$79,719	$80,680
Series 2005-C3, 4.843% 07/15/2040		145,000	148,975
Series 2005-C7, 5.197% 11/15/2030(a)		160,000	164,783
Morgan Stanley Capital I Trust
Series 2005-IQ9, 4.700% 12/15/2014		184,818	186,333
Series 2005-T19, 4.890% 06/12/2047		157,680	162,596
Series 2006-T21, 5.162% 10/12/2052(a)		155,000	162,333
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, 5.118% 07/15/2042(a)		155,320	160,558
Series 2005-C20, 5.179% 07/15/2042(a)		100,000	104,400
Series 2005-C21, 5.414% 10/15/2044(a)		158,833	165,864

Total Commercial			2,451,949

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,470,981)			2,451,949

MUNICIPAL BONDS (1.19%)
Jefferson County, Ohio Various Purpose, General Obligation Limited Refunding Bonds,
Series 2010, 1.500% 12/01/2014		50,000	50,094

State of California Pre-refunded Various Purpose, General Obligation Unlimited Bonds (AD Valorem Property Tax),
5.450% 04/01/2015		160,000	166,123

Clark County, Nevada Airport AMT Subordinated Lien Revenue Bonds (County of Clark Department of Aviation),
Series A-1, 5.500% 07/01/2015		60,000	60,000

TOTAL MUNICIPAL BONDS (Cost $276,552)			276,217

U.S. TREASURY NOTES & BONDS (11.40%)

U.S. Treasury Notes
0.250% 09/15/2014		575,000	575,236
0.375% 11/15/2014		850,000	851,012
0.250% 02/15/2015		1,230,000	1,231,417

TOTAL U.S. TREASURY NOTES & BONDS (Cost $2,657,195)			2,657,665

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (12.94%)
Money Market Funds (12.94%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.05889%	1,540,878	1,540,878
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01000%	1,474,306	1,474,306

Total Money Market Funds			3,015,184

TOTAL SHORT-TERM INVESTMENTS (Cost $3,015,184)			3,015,184

Value (Note 2)
TOTAL INVESTMENTS (83.46%) (Cost $19,473,233)	$19,452,942

Other Assets In Excess Of Liabilities (16.54%)	3,854,340 (b)

NET ASSETS (100.00%)	$23,307,282

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2014.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

GMTN - Global Medium Term Notes.

LLC - Limited Liability Company.

LP - Limited Partnership.

MTNB - Medium Term Notes Bonds.

REIT - Real Estate Investment Trust.

Sec. - Secured.

Sr. - Senior.

Unsec. - Unsecured.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Total Return Swap Contracts

Unrealized (Loss)

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers, including commodity pools, that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years there from unless earlier terminated. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $23,498,805)

$(398,919)

Total Net Unrealized Loss on Swap Contract	$(398,919)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This annual report describes the Insignia Macro Fund (the “Fund”). The Fund seeks long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before January 2, 2014 other than those relating to the sale and issuance of each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

Basis of Consolidation

Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Insignia Macro Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the statements of investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of June 30, 2014, net assets of the Fund were $23,307,282, of which $4,311,738, or 18.50%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$2,622,942	$–	$2,622,942
Corporate Bonds	–	8,428,985	–	8,428,985
Mortgage-Backed Securities	–	2,451,949	–	2,451,949
Municipal Bond	–	276,217	–	276,217
U.S. Treasury Notes & Bonds	–	2,657,665	–	2,657,665
Short-Term Investments	3,015,184	–	–	3,015,184
TOTAL	$3,015,184	$16,437,758	$–	$19,452,942

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap	$–	$(398,919)	$–	$(398,919)
TOTAL	$–	$(398,919)	$–	$(398,919)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross appreciation (excess of value over tax cost)	$4,139
Gross depreciation (excess of tax cost over value)	(24,430)
Net unrealized appreciation	$(20,291)

Cost of investments for income tax purposes	$19,473,233

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses..

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at June 30, 2014 are disclosed in the Portfolio of Investments.

The number of swap contracts held at June 30, 2014 is representative of swap contract activity for the period ended June 30, 2014.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

RIVERSIDE FRONTIER MARKETS FUND

PORTFOLIO OF INVESTMENTS

June 30, 2014 (UNAUDITED)

	Shares	Value (Note 2)
COMMON STOCKS (22.12%)
Cambodia (1.22%)
NagaCorp Ltd.	50,000	$44,062

Total Cambodia		44,062

Gabon (1.25%)
Total Gabon	77	45,421

Total Gabon		45,421

Israel (2.73%)
Bayside Land Corp.	179	50,015
Reit 1 Ltd. - REIT	18,300	49,036

Total Israel		99,051

Kazakhstan (1.43%)
KazMunaiGas Exploration Production JSC - GDR(a)	3,250	51,903

Total Kazakhstan		51,903

Malaysia (5.73%)
Globetronics Technology Bhd	40,400	53,221
HAP Seng Consolidated Bhd	47,200	52,918
Hua Yang Bhd	79,200	55,497
Malaysia Building Society Bhd	68,000	45,955

Total Malaysia		207,591

Panama (2.24%)
Banco Latinoamericano de Comercio Exterior SA - Class E	2,730	80,999

Total Panama		80,999

Philippines (1.32%)
Aboitiz Power Corp.	56,800	47,691

Total Philippines		47,691

Thailand (5.61%)
Asia Plus Securities PCL	436,400	48,407
Delta Electronics Thailand PCL	26,200	50,454
Premier Marketing PCL	171,200	53,277
TTW PCL	153,600	51,113

Total Thailand		203,251

		Shares	Value (Note 2)
COMMON STOCKS (22.12%) (continued)
United Arab Emirates (0.59%)
Air Arabia PJSC		12,730	$4,298
Emirates NBD PJSC		1,710	3,888
First Gulf Bank PJSC		970	4,199
National Bank of Ras Al-Khaimah PSC		2,000	4,612
Ras Al Khaimah Ceramics		4,420	4,032

Total United Arab Emirates			21,029

TOTAL COMMON STOCKS (Cost $762,126)			800,998

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM SECURITY (50.53%)
Money Market Fund (50.53%)
Fidelity Institutional Money Market Portfolio	0.04645%	1,830,222	1,830,222

TOTAL SHORT-TERM SECURITY (Cost $1,830,222)			1,830,222

TOTAL INVESTMENTS (72.65%) (Cost $2,592,348)			$2,631,220

Other Assets In Excess Of Liabilities (27.35%)			990,563(b)

NET ASSETS (100.00%)			$3,621,783

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of June 30, 2014, the aggregate market value of those securities was $51,903, representing 1.43% of the Fund’s net assets.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

B.S.C. - Bahrain Stock Company.

Bhd - Berhad is the Malaysian term for public company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

KSC- Designates a Closed Joint Stock Company in Kuwait.

Ltd. - Limited.

PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

PSC- Public Stock Company

QSC - Qatar Stock Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAE- Stands for Societe Anonyme Egyptienne meaning Egyptian Joint Stock Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS (a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
Access Bank PLC	Morgan Stanley	3.903%	03/03/2016	$938,090	$5,586
Advanced Petrochemicals Co.	JPMorgan	2.034%	04/06/2015	4,140	1,089
Aguas Andinas SA	JPMorgan	0.984%	04/06/2015	77,780	946
Alexandria Mineral Oils Co.	JPMorgan	1.984%	04/06/2015	4,320	3,496
Bank Al Habib Ltd.	JPMorgan	2.034%	04/06/2015	117,900	4,760
BBVA Banco Continental SA	JPMorgan	0.998%	04/06/2015	24,320	1,089
Boubyan Petrochemicals Co., KSC	JPMorgan	2.034%	04/06/2015	16,500	397
Egyptian International Pharma	JPMorgan	1.984%	04/06/2015	3,280	85
Equity Bank Ltd.	Morgan Stanley	3.903%	03/03/2016	115,400	11,767
Fauji Cement Co., Ltd.	JPMorgan	2.034%	04/06/2015	263,500	2,260
Fauji Fertilizer Co.	JPMorgan	2.034%	04/06/2015	43,000	307
FBN Holdings PLC	Morgan Stanley	3.903%	03/03/2016	569,810	5,550
Guaranty Trust Bank	Morgan Stanley	3.903%	03/03/2016	285,050	1,251
Hub Power Co.	JPMorgan	2.034%	04/06/2015	85,500	2,484
Intercorp Financial Services Inc.	JPMorgan	1.134%	04/06/2015	1,460	765
Kenya Commercial Bank Ltd.	Morgan Stanley	3.903%	03/03/2016	88,500	2,326
National Gas & Industrialization	JPMorgan	2.034%	04/06/2015	6,200	999
OMV Pertom SA	Morgan Stanley	3.903%	03/03/2016	349,500	4,431
Oriental Weavers Co.	JPMorgan	1.984%	04/06/2015	7,130	3,683
Pakistan Oilfields Ltd.	JPMorgan	2.034%	04/06/2015	8,700	3,022
Petrovietnam Gas	JPMorgan	2.034%	04/06/2015	11,870	9,553
Qassim Cement Co.	JPMorgan	2.034%	04/06/2015	1,980	3,432
Saudi Cement Co.	JPMorgan	2.034%	04/06/2015	1,680	1,842
SC Fondul Proprietatea SA	Morgan Stanley	3.903%	03/03/2016	192,880	3,467

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation
SIF 3 Transilvania	Morgan Stanley	3.903%	03/03/2016	$501,000	$4,748
United Bank Ltd.	JPMorgan	2.034%	04/06/2015	30,200	2,762
Yamamah Saudi Cement Co., Ltd.	JPMorgan	2.034%	04/06/2015	2,920	696
Zenith Bank PLC	Morgan Stanley	3.903%	03/03/2016	348,010	4,097

				$4,100,620	$86,890

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
AHLI United Bank B.S.C.	JPMorgan	1.234%	04/06/2015	$60,126	$(987)
Air Arabia PJSC	JPMorgan	1.234%	04/06/2015	62,040	(4,317)
Al Abdullatif Industrial Inv., Co.	JPMorgan	2.034%	04/06/2015	4,140	(1,987)
Al Jazeira Services	JPMorgan	1.234%	04/06/2015	35,030	(3,371)
Al Tayyar	JPMorgan	2.034%	04/06/2015	1,455	(847)
Ba Ria Thermal Power JSC	JPMorgan	2.034%	04/06/2015	75,350	(5,663)
Bamburi Cement Co.	Morgan Stanley	3.903%	03/03/2016	22,500	(4,400)
Bank Alfalah Ltd.	JPMorgan	2.034%	04/06/2015	171,000	(1,230)
Commercial Bank of Qatar QSC	JPMorgan	2.034%	04/06/2015	2,634	(2,954)
Dangote Sugar Refinery PLC	Morgan Stanley	3.903%	03/03/2016	795,350	(2,727)
Eastern Tobacco	JPMorgan	1.984%	04/06/2015	2,010	(4,707)
Emirates NBD PJSC	JPMorgan	1.234%	04/06/2015	8,730	(1,198)
Empresas Iansa SA	JPMorgan	0.984%	04/06/2015	1,302,520	(130)
Etihad Etisalat Co.	JPMorgan	2.034%	04/06/2015	2,040	(4,409)
Fatima Fertilizer Co.	JPMorgan	2.034%	04/06/2015	159,700	(2,338)
Fidelity Bank/Nigeria	Morgan Stanley	3.903%	03/03/2016	3,761,320	(1,911)
First Gulf Bank	JPMorgan	1.234%	04/06/2015	5,429	(1,806)
FPT Corp	JPMorgan	2.034%	04/29/2015	6,472	(970)
Hoa Sen Group	JPMorgan	2.034%	04/06/2015	21,960	(7,069)
Industries Qatar	JPMorgan	2.034%	04/06/2015	950	(4,526)
KGL Logistics Co. KSC	JPMorgan	2.034%	04/06/2015	40,000	(5,709)
National Bank of Ras Al-Khaimah PSC	JPMorgan	1.234%	04/06/2015	19,140	(289)
National Co. For Maize Products	JPMorgan	1.984%	04/06/2015	6,730	(1,644)
North Cairo Flour Mills	JPMorgan	1.984%	04/06/2015	11,640	(4,373)
Orascom Telecom SAE	JPMorgan	1.984%	04/06/2015	253,030	(4,193)
Petroveiitnam Fertilizer and Chemicals Co.	JPMorgan	2.034%	04/06/2015	29,900	(7,364)
Qatar Navigation	JPMorgan	2.034%	04/06/2015	1,920	(3,673)
Ras Al Kmaimah Ceramics	JPMorgan	1.234%	04/06/2015	25,179	(2,128)
Riyad Bank	JPMorgan	2.034%	04/06/2015	9,980	(929)
Saudi Arabian Fertilizer Co.	JPMorgan	2.034%	04/06/2015	1,110	(883)
Sidi Kerir Petrochemical Co.	JPMorgan	1.984%	04/06/2015	17,300	(4,621)
Southern Province Cement Co.	JPMorgan	2.034%	04/06/2015	1,490	(528)
Suez Cement Co.	JPMorgan	1.984%	04/06/2015	4,350	(1,025)

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation
				$6,922,525	$(94,906)

(a) The Fund receives payments based on any positive return of the Reference Obligation at settlement. The Fund makes payments on any negative return of such Reference Obligation at settlement.

Notes to Quarterly Portfolio of Investments

June 30, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of June 30, 2014, the Trust had eight registered funds. This quarterly report describes the Riverside Frontier Markets Fund (the “Fund”). The Fund seeks to provide capital appreciation as a primary objective and income as a secondary objective by investing at least 80% of its total assets in undervalued equity securities of companies located in “Frontier Markets” countries. The Fund currently offers Investor class shares and Institutional class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before February 28, 2014, other than those relating to the sale and issuance of one share each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$800,998	$–	$–	$800,998
Short-Term Security	1,830,222	–	–	1,830,222

TOTAL	$2,631,220	$–	$–	$2,631,220

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$86,890	$–	$86,890

Liabilities
Total Return Swap Contracts	–	(94,906)	–	(94,906)

TOTAL	$–	$(8,016)	$–	$(8,016)

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended June 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Unrealized Appreciation and Depreciation on Investments: As of June 30, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$48,512
Gross unrealized depreciation (excess of tax cost over value)	(9,640)

Net unrealized appreciation	$38,872

Cost of investments for income tax purposes	$2,592,348

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward exchange contracts and total return swaps. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at June 30, 2014 are disclosed in the Portfolio of Investments.

The number of swap contracts held at June 30, 2014 is representative of swap contract activity for the period ended June 30, 2014.

4. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	August 27, 2014

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	August 27, 2014